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                             JPMORGAN INCOME FUNDS

                        JPMORGAN INTERMEDIATE BOND FUND

                       SUPPLEMENT DATED OCTOBER 25, 2002
                  TO THE PROSPECTUSES DATED FEBRUARY 28, 2002

    On October 23, 2002, the Board of Trustees of Mutual Fund Select Group
(MFSG) approved a reorganization pursuant to which JPMorgan Intermediate Bond Fund will transfer all of its assets and liabilities to JPMorgan Bond Fund II, a separate series of MFSG, in exchange for shares of JPMorgan Bond Fund II, subject to approval by shareholders of JPMorgan Intermediate Bond Fund. Upon consummation of the reorganization, each shareholder of a particular class of shares of JPMorgan Intermediate Bond Fund would receive the number of shares of the corresponding class of JPMorgan Bond Fund II with a total net asset value equal to the total net asset value of such shareholder's JPMorgan Intermediate Bond Fund shares on the date of the exchange. If the reorganization is approved by shareholders, JPMorgan Intermediate Bond Fund's existence as a series of MFSG will be terminated following the reorganization.

    A special meeting of JPMorgan Intermediate Bond Fund shareholders has been called for Thursday, February 13, 2003, to consider the reorganization and related transactions. Before this meeting, shareholders of JPMorgan Intermediate Bond Fund will receive a combined prospectus/proxy statement containing information about the proposed reorganization and information about JPMorgan Bond Fund II. If approved by the shareholders of JPMorgan Intermediate Bond Fund, the reorganization will take place on March 31, 2003 or another date determined by MFSG.

                                                                 SUP-BFIIPR-1002